STATEMENTS OF CASH FLOWS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
Cash Flows from Operating Activities
Net Income	$ 5,575	$ 7,235	$ 6,421
Net (Income) from ProGold Limited Liability Company	(5,936)	(7,659)	(6,924)
Changes in assets and liabilities
Other Current Assets	17	(31)	(26)
Accrued liabilities and payables	(6)	(3)	(13)
Net Cash Used in Operating Activities	(350)	(458)	(542)
Cash Flows from Investing Activities
(Purchase) Sale of investments	(154)	(106)	(4,701)
Distribution received from ProGold LLC	7,019	8,081	8,216
Net Cash Provided in Investing Activities	6,865	7,975	3,515
Cash Flows from Financing Activities
Member distributions paid	(6,196)	(6,692)	(6,831)
Net Cash Used by Financing Activities	(6,196)	(6,692)	(6,831)
Increase (Decrease) in Cash and Cash Equivalents	319	825	(3,858)
Cash and Cash Equivalents, Beginning of Year	3,228	2,403	6,261
Cash and Cash Equivalents, End of Year	$ 3,547	$ 3,228	$ 2,403